Virtus Market Neutral Fund,

a series of Virtus Opportunities Trust

Supplement dated December 19, 2011 to the Virtus Market Neutral Fund

Summary Prospectus and the Virtus Opportunities Trust Statutory Prospectus,

each dated January 31, 2011, as supplemented

IMPORTANT NOTICE TO INVESTORS OF VIRTUS MARKET NEUTRAL FUND

On November 17, 2011 the Board of Trustees for the Fund approved, and recommended approval by shareholders at a Special Meeting of Shareholders to be held on January 31, 2012, the following proposals:

1.	A Subadvisory Agreement between F-Squared Institutional Advisors, LLC (“F-Squared”) and Virtus Investment Advisers, Inc. (“VIA”), on behalf of the Fund;
2.	A Subadvisory Agreement between Euclid Advisors LLC (“Euclid”) (together with F-Squared, the “Subadvisers”);
3.	An amendment to the fees payable under the Fund’s investment advisory agreement with VIA; and
4.	A proposal to permit VIA to hire, terminate and replace subadvisers for the Fund or to modify subadvisory agreements for the Fund without shareholder approval.

As Subadvisers, F-Squared and Euclid would be responsible for the day-to-day management of the Fund’s portfolio. VIA would pay the Subadvisers for their services; the Fund would pay no fee directly to the Subadvisers.

Information about F-Squared

F-Squared is located at 2221 Washington Street, Suite 201, Newton, Massachusetts 02462. The F-Squared family of companies was founded in May 2006. F-Squared is registered as an investment adviser with the SEC under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). F-Squared provides investment management and advisory services to various institutional and separately managed accounts. As of September 30, 2011, F-Squared had approximately $2.7 billion in assets under management.

Information about Euclid

Euclid, an affiliate of VIA, is located at 100 Pearl Street, Hartford, CT 06103. Euclid serves as subadviser to mutual funds. As of September 30, 2011, Euclid had approximately $781 million in assets under management. Euclid is registered as an investment adviser with the SEC under the Advisers Act.

For more information about each of these proposals, please refer to the Fund’s Proxy Statement filed by Virtus Opportunities Trust with the Securities and Exchange Commission (“SEC”) on December 14, 2011 by visiting the SEC’s Web site at www.sec.gov.

Investors should retain this supplement with the Prospectuses for future reference.

VOT 8020/MNF SA (12/11)